Exhibit 10.19

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Amendment No. 1 dated as of May 27, 2009 (this “First Amendment”) among SKY ACQUISITION LLC, a Delaware limited liability company (“Holdings”), APRIA HEALTHCARE GROUP INC., a Delaware corporation (the “Borrower”), the other Loan Parties (as defined below) party hereto, the Lenders (as defined below) party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

Holdings, the Borrower, the other Loan Parties, the Lenders from time to time party thereto (the “Lenders”), the Administrative Agent, Bank of America, N.A., as Collateral Agent, Wachovia Bank, National Association and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents and The Bank of Nova Scotia, as Documentation Agent, are parties to that certain Credit Agreement dated as of October 28, 2008 (the “Credit Agreement”). Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this First Amendment.

Holdings and the Borrower have requested that the Lenders agree to certain amendments to the Credit Agreement, and each of the Lenders signatory hereto (which Lenders collectively constitute the Required Lenders referred to in the Credit Agreement), have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided. Accordingly, the parties agree as follows:

ARTICLE I

AMENDMENTS TO THE CREDIT AGREEMENT

(a) The text “$1,010,000,000” in (i) the definition of “Senior Secured Bridge Loans” in Section 1.01 of the Credit Agreement and (ii) Section 7.03(b)(i) of the Credit Agreement is hereby replaced, in each instance, by the text “$1,025,000,000”.

(b) The text “primary” is hereby added before the text “purpose” in the definition of “Initial Senior Secured Notes” in Section 1.01 of the Credit Agreement.

(c) The text “and” is hereby deleted at the end of Section 7.12(a)(iv) of the Credit Agreement; the text “.” is hereby replaced by the text “; and” at the end of Section 7.12(a)(v) of the Credit Agreement; and the following text is hereby inserted as the new Section 7.12(a)(vi) of the Credit Agreement: “(vi) other Restricted Debt Payments used to prepay or repay the Senior Secured Bridge Loans and/or pay any fees in connection with such prepayment or repayment, so long as the aggregate amount of all such Restricted Debt Payments since the Closing Date does not exceed $15,000,000”.

ARTICLE II

MISCELLANEOUS

(a) This First Amendment, and each of the amendments contained herein, shall become effective on the date (the “First Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this First Amendment duly executed by Holdings, the Borrower, the other Loan Parties and the Administrative Agent and duly consented to by the Required Lenders.

(b) On the First Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this First Amendment. The rights and obligations of the parties hereto shall be governed (i) prior to the First Amendment Effective Date, by the Credit Agreement and (ii) on and after the First Amendment Effective Date, by the Credit Agreement as amended by this First Amendment. Once the First Amendment Effective Date has occurred, all references to the Credit

Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement as amended by this First Amendment. Except as specifically amended by this First Amendment, the Credit Agreement shall remain in full force and effect and the Credit Agreement and all obligations of the Loan Parties thereunder, as amended by this First Amendment, are hereby ratified and affirmed in all respects.

(c) Other than as specifically provided herein, this First Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Finance Document or of any other term or condition of the Credit Agreement or any other Finance Document, nor shall the entering into of this First Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This First Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Finance Documents, as amended or supplemented to date (including by means of this First Amendment).

(d) The Loan Parties have all requisite corporate (or similar organizational) power and authority to enter into this First Amendment and to carry out the transactions contemplated by, and perform their obligations under, this First Amendment (and the Credit Agreement as amended by this First Amendment). The execution, delivery and performance of this First Amendment (and the Credit Agreement as amended by this First Amendment) by each Loan Party have been duly authorized by all necessary corporate (or similar organizational) action. This First Amendment has been duly executed and delivered by each Loan Party. This First Amendment constitutes legal, valid and binding obligations of the Loan Parties enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(e) This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile or pdf or other similar electronic transmission shall be effective as an original.

(f) This First Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York).

[Signature Pages Follow]

IN WITNESS WHEREOF, the signatories hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

HOLDINGS:	SKY ACQUISITION LLC

	By:	/s/ Chris A. Karkenny
		Name:	Chris A. Karkenny
		Title:	Executive Vice President and Chief Financial Officer

BORROWER:	APRIA HEALTHCARE GROUP INC.

	By:	/s/ Chris A. Karkenny
		Name:	Chris A. Karkenny
		Title:	Executive Vice President and Chief Financial Officer

LOAN PARTIES:	APRIA HEALTHCARE, INC.
APRIACARE MANAGEMENT SYSTEMS, INC.
APRIADIRECT.COM, INC.
APRIA HEALTHCARE OF NEW YORK STATE, INC.
CORAM, INC.

	By:	/s/ Robert S. Holcombe
		Name:	Robert S. Holcombe
		Title:	Executive Vice President General Counsel and Secretary

[First Amendment to Credit Agreement]

LOAN PARTIES:	CORAM CLINICAL TRIALS, INC.
T2 MEDICAL, INC.
CORAM SPECIALTY INFUSION SERVICES, INC.
CORAM HEALTHCARE CORPORATION OF ALABAMA
CORAM HEALTHCARE CORPORATION OF FLORIDA
CORAM HEALTHCARE CORPORATION OF GREATER D.C.
CORAM HEALTHCARE CORPORATION OF GREATER NEW YORK
CORAM HEALTHCARE CORPORATION OF INDIANA
CORAM HEALTHCARE CORPORATION OF MICHIGAN
CORAM HEALTHCARE CORPORATION OF MISSISSIPPI
CORAM HEALTHCARE CORPORATION OF NEVADA
CORAM HEALTHCARE CORPORATION OF NORTHERN CALIFORNIA
CORAM HEALTHCARE CORPORATION OF SOUTH CAROLINA
CORAM HEALTHCARE CORPORATION OF SOUTHERN CALIFORNIA
CORAM HEALTHCARE CORPORATION OF SOUTHERN FLORIDA
CORAM HOMECARE OF MINNESOTA, INC.
CORAM ALTERNATE SITE SERVICES, INC.
CORAM HEALTHCARE CORPORATION OF MASSACHUSETTS
CORAM HEALTHCARE CORPORATION OF NEW YORK
CORAM HEALTHCARE CORPORATION OF NORTH TEXAS
CORAM HEALTHCARE CORPORATION OF UTAH
CORAMRX, LLC
CORAM HEALTHCARE OF WYOMING, L.L.C.
HEALTHINFUSION, INC.
H.M.S.S., INC.
CORAM SERVICE CORPORATION

	By:	/s/ Michael E. Dell
	Name:	Michael E. Dell
	Title:	Vice President, General Counsel and Secretary

[First Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Adam Seiden
	Name:	Adam Seiden
	Title:	Vice President

BANK OF AMERICA, N.A., as Lender, Swing Line Lender and L/C Issuer

By:	/s/ Adam Seiden
	Name:	Adam Seiden
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Charles C. Edwards, III
	Name:	Charles C. Edwards, III
	Title:	Director

BARCLAYS BANK PLC, as Lender

By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Mark A. Tito
	Name:	Mark A. Tito
	Title:	Vice President

WELLS FARGO FOOTHILL, LLC, as Lender

By:	/s/ Ilene Silberman
	Name:	Ilene Silberman
	Title:	Vice President

[First Amendment to Credit Agreement]

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Paula J. Czach
	Name:	Paula J. Czach
	Title:	Director

[First Amendment to Credit Agreement]